Financial Risk Management - Capital management risk (Details) - EUR (€) € in Thousands	Dec. 31, 2025	Dec. 31, 2024
Financial Risk Management
Balance sheet total	€ 1,713,945	€ 1,912,502
Equity attributable to Shareholders of Evotec SE	€ 813,704	€ 952,525
Equity ratio (in %)	47.50%	49.80%
Net cash	€ (29,173)	€ (133,033)